                                                                   EXHIBIT 10.36



                               LICENSE AGREEMENT
                               -----------------

          This License Agreement ("Agreement") is entered into as of by and among John B. Kilroy, Sr., John B. Kilroy, Jr., Patrice Bouzaid, Susan Hahn, Anne McCahon, Dana Pantuso and Kilroy Industries, a California corporation ("KI"), collectively as licensors (the "Licensor"), and Kilroy Realty Corporation, a Maryland corporation ("KRC"), and its Subsidiaries, collectively as Licensees (the "Licensee").

     A. Whereas, Licensee and its Subsidiaries have been formed to succeed to substantially all of the business of KI and its affiliates, consisting principally of a portfolio of Class A suburban office and industrial buildings located primarily in Southern California, and the affiliated real estate ownership, acquisition, development, leasing and management businesses of such entities; and

     B. Whereas, subject to the limitations contained in this Agreement, Licensor desires to give, and Licensee desires to obtain, access to the "Kilroy" name for the purpose of engaging in the acquisition, development, leasing and management of commercial properties;

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.   GRANT OF LICENSE.  Pursuant to the limitations set forth in this Agreement,
     ----------------
Licensor hereby grants to Licensee and its Subsidiaries (as defined in the next sentence) the nonexclusive, nontransferable and world-wide right to use the "Kilroy" name for the purpose of engaging in the acquisition, development, leasing and management of commercial properties, and any activities related to any of the foregoing. For purposes of this Agreement, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the KRC if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of (i) the total combined voting power of all classes of stock or (ii) the economic interest in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership or limited liability company in which KRC or any Subsidiary owns more than 50 percent of the capital or profits interests. Neither the Licensee nor its Subsidiaries may make any other use of the "Kilroy" name without explicit prior written approval of the Licensor.

2.   CONSIDERATION.  The Licensor has granted the license hereunder in
     -------------
consideration of any amounts paid by the Licensee to the Licensor or its affiliates in connection with the contribution of certain property owned by the Licensor or its affiliates to the Licensee. The Licensee shall not be charged any additional usage, royalty or licensee fees in connection with this Agreement.

3.   PROPRIETARY RIGHTS.  Anything to the contrary in this Agreement
     ------------------
notwithstanding, the Licensor shall retain all right title and interest in the "Kilroy" name. The Licensee shall not claim ownership of the "Kilroy" name.

4.   LIMITATIONS ON LIABILITY.
     ------------------------

     4.1. THE LICENSEE ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ANY USE LICENSEE MAKES OF THE "KILROY" NAME AND THE LICENSOR SHALL NOT BE LIABLE FOR ANY COST OR DAMAGE ARISING EITHER DIRECTLY OR INDIRECTLY FROM ANY SUCH USE. EVEN IF APPRISED IN ADVANCE OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING, UNDER NO CIRCUMSTANCES SHALL THE LICENSOR BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES THAT RESULT IN ANY WAY FROM THE LICENSEE'S USE OF THE "KILROY" NAME. THE PRECEDING SENTENCE NOTWITHSTANDING, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO INTERFERE WITH OR ALTER THE RIGHTS OF ANY OF THE PARTIES HERETO UNDER ANY OTHER AGREEMENT ENTERED INTO BY SUCH PARTY.

5.   DISPUTES.  In the event of any dispute arising out of, under, or pursuant
     --------
to the terms of this Agreement or the activities of the parties, such dispute will be resolved by arbitration under the jurisdiction of and pursuant to the rules then in force of the American Arbitration Association at Los Angeles, California; provided, however, that the Licensor and the Licensee each acknowledge that any default under Section 1 or Section 3 of this Agreement will result in irreparable injury to the non-defaulting party, and that in such event the exact amount of damages is now and will be difficult to ascertain and the remedies at law for any such failure would not be reasonable or adequate compensation. Accordingly, the Licensor and the Licensee agree that if either such party defaults under either Section 1 or Section 3, the Licensor or the Licensee, as the case may be, shall be entitled to specific performance and injunctive relief in any court of competent jurisdiction, without posting bond or other security, and without the necessity of proving actual damages.

6.   GENERAL.
     -------

     6.1.   ASSIGNMENT.  Neither this Agreement nor any of the rights or
            ----------
obligations hereunder may be assigned by either party without the prior written consent of the other party.

     6.2.  ENTIRE AGREEMENT, AMENDMENTS.  This Agreement constitutes the entire
           ----------------------------
agreement among the parties with respect to the license granted herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to this Agreement. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be charged thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

     6.3.  COUNTERPARTS.  This Agreement may be executed by original signature
           ------------
or by facsimile transmission and in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     6.4.  CHOICE OF LAW.  This Agreement shall be construed and interpreted and
           -------------
the rights of the parties shall be determined in accordance with the laws of the State of California, without regard to the conflict laws of any state.

     6.5.  INVALIDITY.  If any one or more of the provisions of this Agreement
           ----------
or any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

                          (Signature pages follows.)

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first given above.

                    LICENSOR:

                         KILROY INDUSTRIES, A CALIFORNIA CORPORATION



                         By:___________________________________________________
                              Name:____________________________________________
                              Title:___________________________________________

                         JOHN B. KILROY, SR., AN INDIVIDUAL


                         ______________________________________________________

                         JOHN B. KILROY, JR., AN INDIVIDUAL


                         ______________________________________________________

                         PATRICE BOUZAID, AN INDIVIDUAL


                         ______________________________________________________

                         SUSAN HAHN, AN INDIVIDUAL


                         ______________________________________________________

                         ANNE MCCAHON, AN INDIVIDUAL


                         ______________________________________________________

                         DANA PANTUSO, AN INDIVIDUAL



                         ______________________________________________________


                    LICENSEE:

                         KILROY REALTY CORPORATION, A MARYLAND CORPORATION



                         By:___________________________________________________
                              Name:____________________________________________
                              Title:___________________________________________